                                                                    EXHIBIT 99.7

                            TRUST FOR CREDIT UNIONS

                               AMENDMENT NO. 7 TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
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     WHEREAS, Sections 4.1 and 7.3 of the Agreement and Declaration of Trust dated September 24, 1987, as amended and restated through the date hereof (the "Declaration"), of Trust for Credit Unions (the "Trust") provide that the Declaration may be amended to abolish or liquidate a Series of Units or the Sub-Trust applicable to a Series, by an instrument in writing executed by a majority of the Trustees of the Trust;

     NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, hereby amend the Declaration by abolishing and liquidating the "TCU Target Maturity Portfolio (May 97)", as of May 15, 1997.

     WITNESS our hands this 15th day of May, 1997.
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Gene R. Artemenko                               Thomas S. Condit
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Gene R. Artemenko                               Thomas S. Condit


James C. Barr                                   Rudolf J. Hanley
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James C. Barr                                   Rudolf J. Hanley


Edgar F. Callahan                               Betty G. Hobbs
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Edgar F. Callahan                               Betty G. Hobbs


Robert M. Coen                                  John P. McNulty
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Robert M. Coen                                  John P. McNulty


John T. Collins                                 John L. Ostby
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John T. Collins                                 John L. Ostby


Wendell A. Sebastian
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Wendell A. Sebastian


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )

     Then personally appeared the above-mentioned Trustees and acknowledged this instrument to be their free act and deed this 15th day of May, 1997.
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                    Deborah A. Farrell
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                    Notary Public
                    My Commission Expires: 6/20/98
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